MANPOWER INC. 2008 2 QUARTER RESULTS JULY 18, 2008 Exhibit 99.2 nd

Manpower Inc. 2008 2    Quarter Results
nd
Forward Looking Statement
This presentation includes forward-looking statements which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements.
Forward-looking statements can be identified by words such as
“expect,” “plan,” “may,” “will,” and similar expressions. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K dated
December 31, 2007, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings.

Manpower Inc. 2008 2    Quarter Results
nd
38% CC
Operating Profit
$207M
OP Margin
3.5%
Revenue
$5.9B
Gross Margin
19.5%
EPS $1.34
17%
5% CC
80 bps
200 bps
28%
25%
35% CC
Q2 Highlights
Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.
Consolidated Financial Highlights
(1)
Excludes the impact of the French payroll tax change from both years, and the French legal reserve in 2008.
As
Reported
9% CC
17%
5% CC
55 bps
0 bps
27%
17%
2% CC
Excluding
Non-recurring
Items
(1)

Manpower Inc. 2008 2    Quarter Results
nd
19.54%
20.34%
15%
17%
19%
21%
Q2 2007 Decrease in
Impact of
Payroll Tax
Changes
Temporary
Recruitment
Permanent
Recruitment
Mix -
Specialty
Q2 2008
- 0.20%
+ 0.47%
+ 0.28%
- 1.35%
Consolidated Gross Profit Margin Change

Manpower Inc. 2008 2    Quarter Results
nd
United States Segment
(8% of Revenue)
Q2 Financial Highlights
1%
OUP Margin
3.0%
230 bps
Revenue
$492M
OUP
$15M
43%
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.
(1)
The results above include the impact of acquisitions.  On an organic basis, revenue decreased 9%.
(1)

Manpower Inc. 2008 2    Quarter Results
nd
France Segment
(33% of Revenue)
Q2 Financial Highlights
OUP Margin
3.6%
Revenue
$2.0B
OUP
$70M
10%
5% CC
0 bps
9%
6% CC
(1)
Excludes the impact of the French payroll tax change from both years, and the French legal reserve in
2008.
As
Reported
10%
5% CC
560 bps
57%
63% CC
(1)
Excluding
Non-recurring
Items

Manpower Inc. 2008 2    Quarter Results
nd
Other EMEA Segment
(35% of Revenue)
Q2 Financial Highlights
OUP Margin
4.2%
Revenue
$2.1B
OUP
$85M
30%
18% CC
70 bps
53%
36% CC
(1)
(1)
The results above include the results of Vitae, which was acquired in April 2008.  On an organic basis, revenue increased 27% in USD (15% in CC).
(1)

Manpower Inc. 2008 2    Quarter Results
nd
38%
25%
22%
-14%
31%
19%
10%
7%
42%
9%
0%
37%
52%
46%
Other
Spain
Netherlands
Germany
UK - Manpower
Elan
Nordics
Other EMEA – Q2 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
20%
17%
13%
11%
10%
6%
23%
(1)
(1)
The Netherlands results include the results of Vitae, which was acquired in April 2008. On an organic basis, revenue increased 22% in USD (5% in CC).

9 Manpower Inc. 2008 2 Quarter Results nd Italy Segment (8% of Revenue) Q2 Financial Highlights OUP Margin 8.5% Revenue $441M OUP $38M 25% 8% CC 30 bps 29% 12% CC

10 Manpower Inc. 2008 2 Quarter Results nd Jefferson Wells Segment (1% of Revenue) Q2 Financial Highlights OUP Margin - 2.2% Revenue $76M OUP $(2M) 350 bps 10% N/A

11 Manpower Inc. 2008 2 Quarter Results nd 21% 16% CC Right Management Segment (2% of Revenue) Q2 Financial Highlights OUP Margin 11.5% Revenue $116M OUP $13M 9% 4% CC 110 bps

12 Manpower Inc. 2008 2 Quarter Results nd Other Operations Segment (13% of Revenue) Q2 Financial Highlights OUP Margin 2.1% Revenue $772M OUP $17M 21% 10% CC 30 bps 9% 5% CC

Manpower Inc. 2008 2    Quarter Results
nd
29%
19%
10%
-1%
5%
15%
21%
12%
Other
Mexico
Australia/NZ
Japan
Other Operations – Q2 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
34%
15%
14%
37%

14 Manpower Inc. 2008 2 Quarter Results nd Financial Highlights

Manpower Inc. 2008 2    Quarter Results
nd
2007
French French
Payroll Tax French Payroll Tax
Change - Legal Change -
2005 Reserve Total 2006-2007
Gross profit 53.7 $      53.7 $      114.0 $
S&A expenses (54.1)        (54.1)        14.7
Operating profit 53.7         (54.1)        (0.4)          99.3
Net earnings 35.2         (50.0)        (14.8)        57.2
Net earnings
per share - diluted 0.44 $      (0.62) $     (0.18) $     0.66 $
2008
Q2 Non-recurring Items
($ in millions, except per share amounts)

Manpower Inc. 2008 2    Quarter Results
nd
29%
26%
25%
26%
26%
26%
0%
10%
20%
30%
2004 2005 2006 2007 Q1 2008 Q2 2008
358
377
453
370
280
135
902
735
823
915
999
1,014
0
300
600
900
1,200
2004 2005 2006 2007 Q1 2008 Q2 2008
Balance Sheet Highlights
Total Debt
($ in millions)
Total Debt to
Total Capitalization
Total Debt
Net Debt

Manpower Inc. 2008 2    Quarter Results
nd
Other
21
Change in Cash
24 23
(10)
* 752,300 shares in 2008 and 1,214,800 shares in 2007. $11.5M of cash paid in 2008 was for shares repurchased in 2007.
Cash Flow Summary – First Half
2008 2007
Cash from Operations 264 141
Capital Expenditures (51) (41)
Free Cash Flow 213 100
Share Repurchases * (53) (89)
Change in Debt
(194)
3
($ in millions)
Proceeds from Equity Plans
11
37
Acquisitions of Businesses,
net of cash acquired
(18)
26

Manpower Inc. 2008 2    Quarter Results
nd
Third Quarter Outlook
Revenue
U.S.
Up 7-9%
France
Up 4-6% (Down 7-9% CC)
Up 21-23%
Italy
(Up 6-8% CC)
Jefferson Wells
Right Management
Up 8-10%
(Up 3-5% CC)
Other
Up 17-19% (Up 5-7% CC)
Total
Up 13-15% (Up 2-4% CC)
Gross Profit Margin
18.3-18.5%
Operating Profit Margin
3.2-3.4%
Tax Rate
36.0%
EPS
$1.45-$1.49
(Pos. $.17 Currency)
Down 9-11%
Other EMEA
(Up 11-13% CC)
Up 22-24%

Manpower Inc. 2008 2 nd Quarter Results Questions? Answers July 18, 2008